SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2004

EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-13499	52-1794271
(Commission File Number)	(I.R.S. Employer Identification No.)

1696 NE Miami Gardens Drive
North Miami Beach, Florida	33179
(Address of principal executive offices)	(Zip Code)

(305) 947-1664
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Conditions
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release
EX-99.2 Supplemental Information Package

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits

               99.1 — Press Release of Equity One, Inc. dated February 18, 2004

               99.2 — Supplemental Information Package of Equity One, Inc. December 31, 2003

Item 9. Regulation FD Disclosure

     On February 18, 2004, Equity One, Inc. (the “Company”) issued a press release announcing the Company’s results for the year and three months ended December 31, 2003 and released its Supplemental Information Package December 31, 2003, with respect to such period. The purpose of this Form 8-K is to furnish such press release and Supplemental Information Package. Copies of the press release and Supplemental Information Package are furnished with this Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 12. Results of Operations and Financial Conditions

     On February 18, 2004, the Company issued a press release announcing the Company’s results for the year and three months ended December 31, 2003 and released its Supplemental Information Package December 31, 2003 with respect to such period. The purpose of this Form 8-K is to furnish such press release and Supplemental Information Package. Copies of the press release and Supplemental Information Package are furnished with this Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date: February 18, 2004	By:	/s/ Howard M. Sipzner

Howard M. Sipzner
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release of Equity One, Inc. dated February 18, 2004

99.2	Supplemental Information Package December 31, 2003